Third Quarter 2023
Financial Supplement

Use of non-GAAP Financial Measures

This Financial Supplement contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted and unadjusted pre-tax pre-provision earnings, consolidated and segment core revenue, consolidated and segment core noninterest expense and core noninterest income, consolidated and segment core efficiency ratio (tax equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, adjusted tangible common equity, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. Adjusted tangible common equity and adjusted tangible book value also exclude the impact of net accumulated other comprehensive loss.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Financial Supplement for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of or for the Three Months Ended
	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Sep 2022
Selected Statement of Income Data
Total interest income	$173,912	$170,183	$159,480	$147,598	$128,483
Total interest expense	72,986	68,640	55,820	37,100	17,099
Net interest income	100,926	101,543	103,660	110,498	111,384
Total noninterest income	8,042	23,813	23,349	17,469	22,592
Total noninterest expense	82,997	81,292	80,440	80,230	81,847
Earnings before income taxes and provisions for credit losses	25,971	44,064	46,569	47,737	52,129
Provisions for credit losses	2,821	(1,078)	491	(456)	11,367
Income tax expense	3,975	9,835	9,697	10,042	8,931
Net income applicable to noncontrolling interest	—	8	—	8	—
Net income applicable to FB Financial Corporation	$19,175	$35,299	$36,381	$38,143	$31,831
Net interest income (tax-equivalent basis)	$101,762	$102,383	$104,493	$111,279	$112,145
Adjusted net income*	$33,233	$35,973	$35,708	$40,045	$32,117
Adjusted pre-tax, pre-provision earnings*	$44,984	$44,965	$45,659	$50,299	$52,516
Per Common Share
Diluted net income	$0.41	$0.75	$0.78	$0.81	$0.68
Adjusted diluted net income*	0.71	0.77	0.76	0.85	0.68
Book value	29.31	29.64	29.29	28.36	27.30
Tangible book value*	23.93	24.23	23.86	22.90	21.85
Adjusted tangible book value*	28.04	27.72	27.06	26.53	25.84
Weighted average number of shares outstanding - fully diluted	46,856,422	46,814,854	46,765,154	47,036,742	47,024,611
Period-end number of shares	46,839,159	46,798,751	46,762,626	46,737,912	46,926,377
Selected Balance Sheet Data
Cash and cash equivalents	$848,318	$1,160,354	$1,319,951	$1,027,052	$618,290
Loans HFI	9,287,225	9,326,024	9,365,996	9,298,212	9,105,016
Allowance for credit losses on loans HFI	(146,134)	(140,664)	(138,809)	(134,192)	(134,476)
Allowance for credit losses on unfunded commitments	(11,600)	(14,810)	(18,463)	(22,969)	(23,577)
Mortgage loans held for sale	94,598	89,864	73,005	108,961	97,011
Commercial loans held for sale, at fair value	9,260	9,267	9,510	30,490	33,722
Investment securities, at fair value	1,351,153	1,422,391	1,474,064	1,474,176	1,485,133
Total assets	12,489,631	12,887,395	13,101,147	12,847,756	12,258,082
Interest-bearing deposits (non-brokered)	8,105,713	8,233,082	8,693,515	8,178,453	7,038,566
Brokered deposits	174,920	238,885	251	750	1,002
Noninterest-bearing deposits	2,358,435	2,400,288	2,489,149	2,676,631	2,966,514
Total deposits	10,639,068	10,872,255	11,182,915	10,855,834	10,006,082
Estimated insured or collateralized deposits	7,570,639	7,858,761	7,926,537	7,288,641	6,653,463
Borrowings	226,689	390,354	312,131	415,677	722,940
Total common shareholders' equity	1,372,901	1,386,951	1,369,696	1,325,425	1,281,161
Selected Ratios
Return on average:
Assets	0.61%	1.10%	1.15%	1.22%	1.05%
Shareholders' equity	5.46%	10.3%	11.0%	11.7%	9.45%
Tangible common equity*	6.67%	12.6%	13.6%	14.6%	11.7%
Net interest margin (NIM) (tax-equivalent basis)	3.42%	3.40%	3.51%	3.78%	3.93%
Efficiency ratio	76.2%	64.8%	63.3%	62.7%	61.1%
Core efficiency ratio (tax-equivalent basis)*	63.1%	63.5%	63.3%	61.0%	60.7%
Loans HFI to deposit ratio	87.3%	85.8%	83.8%	85.7%	91.0%
Noninterest-bearing deposits to total deposits	22.2%	22.1%	22.3%	24.7%	29.6%
Yield on interest-earning assets	5.87%	5.67%	5.38%	5.04%	4.53%
Cost of interest-bearing liabilities	3.41%	3.14%	2.61%	1.84%	0.90%
Cost of total deposits	2.58%	2.38%	1.94%	1.20%	0.52%
Estimated uninsured and uncollateralized deposits as a percentage of total deposits	28.8%	27.7%	29.1%	32.9%	33.5%
Credit Quality Ratios
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.57%	1.51%	1.48%	1.44%	1.48%
Net charge-offs as a percentage of average loans HFI	0.02%	0.03%	0.02%	0.02%	—%
Nonperforming loans HFI as a percentage of loans HFI	0.59%	0.47%	0.49%	0.49%	0.47%
Nonperforming assets as a percentage of total assets	0.71%	0.59%	0.61%	0.68%	0.62%
Preliminary Capital Ratios (consolidated)
Total common shareholders' equity to assets	11.0%	10.8%	10.5%	10.3%	10.5%
Tangible common equity to tangible assets*	9.16%	8.98%	8.68%	8.50%	8.54%
Tier 1 leverage	11.0%	10.7%	10.4%	10.5%	10.7%
Tier 1 risk-based capital	12.1%	11.9%	11.6%	11.3%	11.2%
Total risk-based capital	14.1%	13.9%	13.6%	13.1%	13.0%
Common equity Tier 1 (CET1)	11.8%	11.7%	11.3%	11.0%	10.9%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)
						Sep 2023	Sep 2023
						vs.	vs.
	Three Months Ended					Jun 2023	Sep 2022
	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Sep 2022	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$153,882	$149,220	$140,356	$133,180	$116,664	3.12%	31.9%
Interest on securities
Taxable	6,399	6,480	6,570	6,707	6,843	(1.25)%	(6.49)%
Tax-exempt	1,795	1,808	1,804	1,806	1,818	(0.72)%	(1.27)%
Other	11,836	12,675	10,750	5,905	3,158	(6.62)%	274.8%
Total interest income	173,912	170,183	159,480	147,598	128,483	2.19%	35.4%
Interest expense:
Deposits	69,826	65,257	52,863	31,456	13,133	7.00%	431.7%
Borrowings	3,160	3,383	2,957	5,644	3,966	(6.59)%	(20.3)%
Total interest expense	72,986	68,640	55,820	37,100	17,099	6.33%	326.8%
Net interest income	100,926	101,543	103,660	110,498	111,384	(0.61)%	(9.39)%
Provision for credit losses on loans HFI	6,031	2,575	4,997	152	8,189	134.2%	(26.4)%
Provision for credit losses on unfunded commitments	(3,210)	(3,653)	(4,506)	(608)	3,178	(12.1)%	(201.0)%
Net interest income after provisions for credit losses	98,105	102,621	103,169	110,954	100,017	(4.40)%	(1.91)%
Noninterest income:
Mortgage banking income	11,998	12,232	12,086	9,106	12,384	(1.91)%	(3.12)%
Service charges on deposit accounts	2,959	3,185	3,053	3,019	3,208	(7.10)%	(7.76)%
Investment services and trust income	3,072	2,777	2,378	2,232	2,227	10.6%	37.9%
ATM and interchange fees	2,639	2,629	2,396	2,546	2,614	0.38%	0.96%
(Loss) gain from securities, net	(14,197)	(28)	69	25	(140)	NM	NM
Gain (loss) on sales or write-downs of other real estate owned and other assets	115	533	(183)	(252)	429	(78.4)%	(73.2)%
Other income	1,456	2,485	3,550	793	1,870	(41.4)%	(22.1)%
Total noninterest income	8,042	23,813	23,349	17,469	22,592	(66.2)%	(64.4)%
Total revenue	108,968	125,356	127,009	127,967	133,976	(13.1)%	(18.7)%
Noninterest expenses:
Salaries, commissions and employee benefits	54,491	52,020	48,788	45,839	51,028	4.75%	6.79%
Occupancy and equipment expense	6,428	6,281	5,909	6,295	6,011	2.34%	6.94%
Legal and professional fees	1,760	2,199	3,108	4,857	4,448	(20.0)%	(60.4)%
Data processing	2,338	2,345	2,113	2,096	2,334	(0.30)%	0.17%
Amortization of core deposits and other intangibles	889	940	990	1,039	1,108	(5.43)%	(19.8)%
Advertising	2,124	2,001	2,133	3,094	2,050	6.15%	3.61%
Other expense	14,967	15,506	17,399	17,010	14,868	(3.48)%	0.67%
Total noninterest expense	82,997	81,292	80,440	80,230	81,847	2.10%	1.41%
Income before income taxes	23,150	45,142	46,078	48,193	40,762	(48.7)%	(43.2)%
Income tax expense	3,975	9,835	9,697	10,042	8,931	(59.6)%	(55.5)%
Net income applicable to FB Financial Corporation and noncontrolling interest	19,175	35,307	36,381	38,151	31,831	(45.7)%	(39.8)%
Net income applicable to noncontrolling interest	—	8	—	8	—	(100.0)%	—%
Net income applicable to FB Financial Corporation	$19,175	$35,299	$36,381	$38,143	$31,831	(45.7)%	(39.8)%
Weighted average common shares outstanding:
Basic	46,818,612	46,779,388	46,679,618	46,909,389	46,908,520	0.08%	(0.19)%
Fully diluted	46,856,422	46,814,854	46,765,154	47,036,742	47,024,611	0.09%	(0.36)%
Earnings per common share:
Basic	$0.41	$0.75	$0.78	$0.81	$0.68	(45.3)%	(39.7)%
Fully diluted	0.41	0.75	0.78	0.81	0.68	(45.3)%	(39.7)%
Fully diluted - adjusted*	0.71	0.77	0.76	0.85	0.68	(7.79)%	4.41%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.
NM- Not meaningful

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)

			Sep 2023
			vs.
	Nine Months Ended		Sep 2022
	Sep 2023	Sep 2022	Percent variance
Interest income:
Interest and fees on loans	$443,458	$303,183	46.3%
Interest on securities
Taxable	19,449	18,762	3.66%
Tax-exempt	5,407	5,526	(2.15)%
Other	35,261	6,353	455.0%
Total interest income	503,575	333,824	50.9%
Interest expense:
Deposits	187,946	25,186	646.2%
Borrowings	9,500	6,901	37.7%
Total interest expense	197,446	32,087	515.3%
Net interest income	306,129	301,737	1.46%
Provision for credit losses on loans HFI	13,603	10,241	32.8%
Provision for credit losses on unfunded commitments	(11,369)	9,197	(223.6)%
Net interest income after provisions for credit losses	303,895	282,299	7.65%
Noninterest income:
Mortgage banking income	36,316	64,474	(43.7)%
Service charges on deposit accounts	9,197	9,030	1.85%
Investment services and trust income	8,227	6,634	24.0%
ATM and interchange fees	7,664	13,054	(41.3)%
Loss from securities, net	(14,156)	(401)	NM
Gain (loss) sales or write-downs of other real estate owned and other assets	465	(13)	NM
Other income	7,491	4,420	69.5%
Total noninterest income	55,204	97,198	(43.2)%
Total revenue	361,333	398,935	(9.43)%
Noninterest expenses:
Salaries, commissions and employee benefits	155,299	165,652	(6.25)%
Occupancy and equipment expense	18,618	17,267	7.82%
Legal and professional fees	7,067	10,171	(30.5)%
Data processing	6,796	7,219	(5.86)%
Amortization of core deposit and other intangibles	2,819	3,546	(20.5)%
Advertising	6,258	8,114	(22.9)%
Mortgage restructuring expense	—	12,458	(100.0)%
Other expense	47,872	43,689	9.57%
Total noninterest expense	244,729	268,116	(8.72)%
Income before income taxes	114,370	111,381	2.68%
Income tax expense	23,507	24,961	(5.83)%
Net income applicable to noncontrolling interest and FB Financial Corporation	90,863	86,420	5.14%
Net income applicable to noncontrolling interests	8	8	—%
Net income applicable to FB Financial Corporation	$90,855	$86,412	5.14%
Weighted average common shares outstanding:
Basic	46,759,703	47,181,853	(0.89)%
Fully diluted	46,802,543	47,315,100	(1.08)%
Earnings per common share:
Basic	$1.94	$1.83	6.01%
Fully diluted	1.94	1.83	6.23%
Fully diluted - adjusted*	2.24	2.06	8.74%
NM- Not meaningful

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(Dollars in Thousands)

						Annualized
						Sep 2023	Sep 2023
						vs.	vs.
	As of					Jun 2023	Sep 2022
	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Sep 2022	Percent variance	Percent variance
ASSETS
Cash and due from banks	$188,317	$147,646	$133,874	$259,872	$193,301	109.3%	(2.58)%
Federal funds sold and reverse repurchase agreements	129,885	48,346	63,994	210,536	115,140	669.1%	12.8%
Interest-bearing deposits in financial institutions	530,116	964,362	1,122,083	556,644	309,849	(178.6)%	71.1%
Cash and cash equivalents	848,318	1,160,354	1,319,951	1,027,052	618,290	(106.7)%	37.2%
Investments:
Available-for-sale debt securities, at fair value	1,348,219	1,419,360	1,471,005	1,471,186	1,482,171	(19.9)%	(9.04)%
Equity securities, at fair value	2,934	3,031	3,059	2,990	2,962	(12.7)%	(0.95)%
Federal Home Loan Bank stock, at cost	34,809	40,266	43,369	58,641	58,587	(53.8)%	(40.6)%
Mortgage loans held for sale	94,598	89,864	73,005	108,961	97,011	20.9%	(2.49)%
Commercial loans held for sale, at fair value	9,260	9,267	9,510	30,490	33,722	(0.30)%	(72.5)%
Loans held for investment	9,287,225	9,326,024	9,365,996	9,298,212	9,105,016	(1.65)%	2.00%
Less: allowance for credit losses on loans HFI	146,134	140,664	138,809	134,192	134,476	15.4%	8.67%
Net loans held for investment	9,141,091	9,185,360	9,227,187	9,164,020	8,970,540	(1.91)%	1.90%
Premises and equipment, net	156,081	154,526	153,397	146,316	143,277	3.99%	8.94%
Other real estate owned, net	1,504	1,974	4,085	5,794	5,919	(94.5)%	(74.6)%
Operating lease right-of-use assets	56,240	56,560	57,054	60,043	61,444	(2.24)%	(8.47)%
Interest receivable	49,205	44,973	44,737	45,684	39,034	37.3%	26.1%
Mortgage servicing rights, at fair value	172,710	166,433	164,879	168,365	171,427	15.0%	0.75%
Goodwill	242,561	242,561	242,561	242,561	242,561	—%	—%
Core deposit and other intangibles, net	9,549	10,438	11,378	12,368	13,407	(33.8)%	(28.8)%
Bank-owned life insurance	75,739	75,341	74,963	75,329	74,976	2.10%	1.02%
Other assets	246,813	227,087	201,007	227,956	242,754	34.5%	1.67%
Total assets	$12,489,631	$12,887,395	$13,101,147	$12,847,756	$12,258,082	(12.2)%	1.89%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,358,435	$2,400,288	$2,489,149	$2,676,631	$2,966,514	(6.92)%	(20.5)%
Interest-bearing checking	2,554,641	2,879,336	3,292,883	3,059,984	2,648,161	(44.7)%	(3.53)%
Money market and savings	4,119,357	3,971,975	3,904,013	3,697,245	3,228,337	14.7%	27.6%
Customer time deposits	1,431,119	1,381,176	1,496,024	1,420,131	1,160,726	14.3%	23.3%
Brokered and internet time deposits	175,516	239,480	846	1,843	2,344	(106.0)%	NM
Total deposits	10,639,068	10,872,255	11,182,915	10,855,834	10,006,082	(8.51)%	6.33%
Borrowings	226,689	390,354	312,131	415,677	722,940	(166.3)%	(68.6)%
Operating lease liabilities	67,542	67,304	67,345	69,754	70,610	1.40%	(4.34)%
Accrued expenses and other liabilities	183,338	170,438	168,967	180,973	177,196	30.0%	3.47%
Total liabilities	11,116,637	11,500,351	11,731,358	11,522,238	10,976,828	(13.2)%	1.27%
Shareholders' equity:
Common stock, $1 par value	46,839	46,799	46,763	46,738	46,926	0.34%	(0.19)%
Additional paid-in capital	862,340	859,516	856,628	861,588	867,139	1.30%	(0.55)%
Retained earnings	656,120	644,043	615,871	586,532	554,536	7.44%	18.3%
Accumulated other comprehensive loss, net	(192,398)	(163,407)	(149,566)	(169,433)	(187,440)	70.4%	2.65%
Total common shareholders' equity	1,372,901	1,386,951	1,369,696	1,325,425	1,281,161	(4.02)%	7.16%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,372,994	1,387,044	1,369,789	1,325,518	1,281,254	(4.02)%	7.16%
Total liabilities and shareholders' equity	$12,489,631	$12,887,395	$13,101,147	$12,847,756	$12,258,082	(12.2)%	1.89%

NM- Not meaningful

FB Financial Corporation	7

Average Balance and Interest Yield/Rate Analysis
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	September 30, 2023			June 30, 2023
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,280,530	$153,038	6.54%	$9,387,284	$148,415	6.34%
Mortgage loans held for sale	60,291	1,047	6.89%	63,407	1,005	6.36%
Commercial loans held for sale	9,259	—	—%	9,377	3	0.13%
Securities:
Taxable	1,344,052	6,399	1.89%	1,374,308	6,480	1.89%
Tax-exempt(b)	291,863	2,428	3.30%	293,739	2,445	3.34%
Total securities(b)	1,635,915	8,827	2.14%	1,668,047	8,925	2.15%
Federal funds sold and reverse repurchase agreements	95,326	1,375	5.72%	61,799	1,050	6.81%
Interest-bearing deposits with other financial institutions	696,600	9,620	5.48%	857,862	10,829	5.06%
FHLB stock	36,624	841	9.11%	42,133	796	7.58%
Total interest-earning assets(b)	11,814,545	174,748	5.87%	12,089,909	171,023	5.67%
Noninterest-earning assets:
Cash and due from banks	128,780			118,872
Allowance for credit losses on loans HFI	(140,033)			(138,983)
Other assets(c)(d)	753,866			756,651
Total noninterest-earning assets	742,613			736,540
Total assets	$12,557,158			$12,826,449
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,668,970	$20,506	3.05%	$3,127,219	$23,751	3.05%
Money market	3,661,262	34,902	3.78%	3,516,901	30,053	3.43%
Savings deposits	410,403	65	0.06%	433,530	63	0.06%
Customer time deposits	1,400,290	11,909	3.37%	1,426,320	10,658	3.00%
Brokered and internet time deposits	182,652	2,444	5.31%	56,455	732	5.20%
Time deposits	1,582,942	14,353	3.60%	1,482,775	11,390	3.08%
Total interest-bearing deposits	8,323,577	69,826	3.33%	8,560,425	65,257	3.06%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	30,520	349	4.54%	30,050	97	1.29%
Federal Home Loan Bank advances	13,859	204	5.84%	61,264	784	5.13%
Subordinated debt	127,605	2,600	8.08%	127,129	2,496	7.88%
Other borrowings	1,365	7	2.03%	1,385	6	1.74%
Total other interest-bearing liabilities	173,349	3,160	7.23%	219,828	3,383	6.17%
Total interest-bearing liabilities	8,496,926	72,986	3.41%	8,780,253	68,640	3.14%
Noninterest-bearing liabilities:
Demand deposits	2,410,280			2,430,476
Other liabilities(d)	256,606			238,809
Total noninterest-bearing liabilities	2,666,886			2,669,285
Total liabilities	11,163,812			11,449,538
Total common shareholders' equity	1,393,253			1,376,818
Noncontrolling interest	93			93
Total equity	1,393,346			1,376,911
Total liabilities and shareholders' equity	$12,557,158			$12,826,449
Net interest income(b)		$101,762			$102,383
Interest rate spread(b)			2.46%			2.53%
Net interest margin(b)(e)			3.42%			3.40%
Cost of total deposits			2.58%			2.38%
Average interest-earning assets to average interest-bearing liabilities			139.0%			137.7%
Tax-equivalent adjustment		$836			$840
Loans HFI yield components:
Contractual interest rate(b)		$147,806	6.32%		$144,322	6.16%
Origination and other loan fee income		4,345	0.19%		3,907	0.17%
Accretion (amortization) on purchased loans		312	0.01%		(14)	—%
Nonaccrual interest		575	0.02%		200	0.01%
Total loans HFI yield		$153,038	6.54%		$148,415	6.34%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances (before deduction of ACL).
(b) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $232,613 and $212,016 for the three months ended September 30, 2023 and June 30, 2023, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of        $19,080 and $19,956 for the three months ended September 30, 2023 and June 30, 2023, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	8

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	March 31, 2023			December 31, 2022			September 30, 2022
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,346,708	$139,467	6.05%	$9,250,859	$132,171	5.67%	$8,810,094	$114,488	5.16%
Mortgage loans held for sale	56,204	927	6.69%	56,180	843	5.95%	124,358	1,626	5.19%
Commercial loans held for sale	16,608	159	3.88%	33,640	311	3.67%	36,291	670	7.32%
Securities:
Taxable	1,402,535	6,570	1.90%	1,431,776	6,707	1.86%	1,469,934	6,843	1.85%
Tax-exempt(b)	294,652	2,440	3.36%	295,698	2,442	3.28%	298,905	2,459	3.26%
Total securities(b)	1,697,187	9,010	2.15%	1,727,474	9,149	2.10%	1,768,839	9,302	2.09%
Federal funds sold and reverse repurchase agreements	188,013	1,855	4.00%	200,062	1,924	3.82%	160,597	877	2.17%
Interest-bearing deposits with other financial institutions	728,576	8,008	4.46%	364,543	3,236	3.52%	361,684	1,850	2.03%
FHLB stock	47,094	887	7.64%	58,623	745	5.04%	49,478	431	3.46%
Total interest-earning assets(a)	12,080,390	160,313	5.38%	11,691,381	148,379	5.04%	11,311,341	129,244	4.53%
Noninterest-earning assets:
Cash and due from banks	154,270			136,334			109,681
Allowance for credit losses on loans HFI	(134,803)			(135,998)			(127,710)
Other assets(c)(d)	761,757			754,310			744,803
Total noninterest-earning assets	781,224			754,646			726,774
Total assets	$12,861,614			$12,446,027			$12,038,115
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$3,165,058	$19,060	2.44%	$2,702,960	$10,284	1.51%	$2,821,415	$5,831	0.82%
Money market	3,369,953	24,510	2.95%	2,976,759	15,196	2.03%	2,551,521	4,684	0.73%
Savings deposits	458,023	64	0.06%	488,243	66	0.05%	515,882	70	0.05%
Customer time deposits	1,472,221	9,221	2.54%	1,310,505	5,902	1.79%	1,151,843	2,535	0.87%
Brokered and internet time deposits	1,607	8	2.02%	1,980	8	1.60%	3,501	13	1.47%
Time deposits	1,473,828	9,229	2.54%	1,312,485	5,910	1.79%	1,155,344	2,548	0.87%
Total interest-bearing deposits	8,466,862	52,863	2.53%	7,480,447	31,456	1.67%	7,044,162	13,133	0.74%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	27,139	46	0.69%	27,140	28	0.41%	29,580	12	0.16%
Federal Home Loan Bank advances	41,389	499	4.89%	349,859	3,428	3.89%	329,130	2,155	2.60%
Subordinated debt	126,161	2,402	7.72%	126,054	2,182	6.87%	127,263	1,792	5.59%
Other borrowings	1,688	10	2.40%	1,434	6	1.66%	1,457	7	1.91%
Total other interest-bearing liabilities	196,377	2,957	6.11%	504,487	5,644	4.44%	487,430	3,966	3.23%
Total interest-bearing liabilities	8,663,239	55,820	2.61%	7,984,934	37,100	1.84%	7,531,592	17,099	0.90%
Noninterest-bearing liabilities:
Demand deposits	2,588,756			2,886,297			2,973,650
Other liabilities(e)	266,299			279,945			196,637
Total noninterest-bearing liabilities	2,855,055			3,166,242			3,170,287
Total liabilities	11,518,294			11,151,176			10,701,879
Total common shareholders' equity	1,343,227			1,294,758			1,336,143
Noncontrolling interest	93			93			93
Total equity	1,343,320			1,294,851			1,336,236
Total liabilities and shareholders' equity	$12,861,614			$12,446,027			$12,038,115
Net interest income(b)		$104,493			$111,279			$112,145
Interest rate spread(b)			2.77%			3.20%			3.63%
Net interest margin(b)(e)			3.51%			3.78%			3.93%
Cost of total deposits			1.94%			1.20%			0.52%
Average interest-earning assets to average interest-bearing liabilities			139.4%			146.4%			150.2%
Tax-equivalent adjustment		$833			$781			$761
Loans HFI yield components:
Contractual interest rate(b)		$135,872	5.90%		$126,955	5.45%		$106,405	4.79%
Origination and other loan fee income		3,101	0.13%		4,244	0.18%		6,665	0.30%
Accretion on purchased loans		319	0.01%		319	0.01%		949	0.05%
Nonaccrual interest		175	0.01%		653	0.03%		469	0.02%
Total loans HFI yield		$139,467	6.05%		$132,171	5.67%		$114,488	5.16%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances (before deduction of ACL).
(b) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $222,843, $254,646 and $160,212 for the three months ended March 31, 2023, December 31, 2022 and      September 30, 2022, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $23,180, $26,706 and      $25,891 for the three months ended March 31, 2023. December 31, 2022 and September 30, 2022, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	9

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Nine Months Ended
	September 30, 2023			September 30, 2022
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,337,932	$440,920	6.31%	$8,302,649	$293,643	4.73%
Mortgage loans held for sale	59,982	2,979	6.64%	269,794	7,542	3.74%
Commercial loans held for sale	11,721	162	1.85%	56,951	2,316	5.44%
Securities:
Taxable	1,373,461	19,449	1.89%	1,442,397	18,762	1.74%
Tax-exempt(b)	293,408	7,313	3.33%	308,418	7,474	3.24%
Total securities(b)	1,666,869	26,762	2.15%	1,750,815	26,236	2.00%
Federal funds sold and reverse repurchase agreements	114,706	4,280	4.99%	196,282	1,490	1.01%
Interest-bearing deposits with other financial institutions	760,895	28,457	5.00%	1,012,061	4,039	0.53%
FHLB stock	41,912	2,524	8.05%	39,030	824	2.82%
Total interest-earning assets(b)	11,994,017	506,084	5.64%	11,627,582	336,090	3.86%
Noninterest-earning assets:
Cash and due from banks	133,881			98,202
Allowance for credit losses on loans HFI	(137,958)			(124,635)
Other assets(c)(d)	757,606			759,791
Total noninterest-earning assets	753,529			733,358
Total assets	$12,747,546			$12,360,940
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,985,265	$63,317	2.84%	$3,262,730	$11,573	0.47%
Money market	3,517,106	89,465	3.40%	2,802,070	7,672	0.37%
Savings deposits	433,811	192	0.06%	504,215	202	0.05%
Customer time deposits	1,432,680	31,788	2.97%	1,119,905	5,653	0.67%
Brokered and internet time deposits	80,902	3,184	5.26%	8,605	86	1.34%
Time deposits	1,513,582	34,972	3.09%	1,128,510	5,739	0.68%
Total interest-bearing deposits	8,449,764	187,946	2.97%	7,697,525	25,186	0.44%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	29,249	492	2.25%	28,954	38	0.18%
Federal Home Loan Bank advances	38,736	1,487	5.13%	110,916	2,155	2.60%
Subordinated debt	126,970	7,498	7.90%	128,387	4,686	4.88%
Other borrowings	1,478	23	2.08%	1,480	22	1.99%
Total other interest-bearing liabilities	196,433	9,500	6.47%	269,737	6,901	3.42%
Total interest-bearing liabilities	8,646,197	197,446	3.05%	7,967,262	32,087	0.54%
Noninterest-bearing liabilities:
Demand deposits	2,475,850			2,874,223
Other liabilities(d)	254,128			151,337
Total noninterest-bearing liabilities	2,729,978			3,025,560
Total liabilities	11,376,175			10,992,822
Total common shareholders' equity	1,371,278			1,368,025
Noncontrolling interest	93			93
Total equity	1,371,371			1,368,118
Total liabilities and shareholders' equity	$12,747,546			$12,360,940
Net interest income(b)		$308,638			$304,003
Interest rate spread(b)			2.59%			3.32%
Net interest margin(b)(e)			3.44%			3.50%
Cost of total deposits			2.30%			0.32%
Average interest-earning assets to average interest-bearing liabilities			138.7%			145.9%
Tax equivalent adjustment		$2,509			$2,266
Loans HFI yield components:
Contractual interest rate(b)		$428,000	6.13%		$273,199	4.40%
Origination and other loan fee income		11,353	0.16%		18,574	0.30%
Accretion (amortization) on purchased loans		617	0.01%		(1,339)	(0.02)%
Nonaccrual interest		950	0.01%		2,059	0.03%
Syndication fee income		—	—%		1,150	0.02%
Total loans HFI yield		$440,920	6.31%		$293,643	4.73%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances (before deduction of ACL).
(b) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $222,526 and $107,148 for the nine months ended September 30, 2023 and 2022, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $21,109 and $8,725 for the      nine months ended September 30, 2023 and 2022, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	10

Investments and Other Sources of Liquidity
(Unaudited)
(Dollars in Thousands)

	As of
	Sep 2023		Jun 2023		Mar 2023		Dec 2022		Sep 2022
Investment securities, at fair value
Available-for-sale debt securities:
U.S. government agency securities	$105,801	8%	$40,529	3%	$40,928	3%	$40,062	3%	$39,831	3%
Mortgage-backed securities - residential	871,074	65%	979,400	69%	1,025,388	71%	1,034,193	71%	1,057,763	72%
Mortgage-backed securities - commercial	16,677	1%	17,254	1%	17,723	1%	17,644	1%	17,847	1%
Municipal securities	244,611	18%	267,097	19%	270,994	18%	264,420	18%	252,143	17%
Treasury securities	106,798	8%	108,221	8%	108,823	7%	107,680	7%	107,297	7%
Corporate securities	3,258	—%	6,859	—%	7,149	—%	7,187	—%	7,290	—%
Total available-for-sale debt securities	1,348,219	100%	1,419,360	100%	1,471,005	100%	1,471,186	100%	1,482,171	100%
Equity securities, at fair value	2,934	—%	3,031	—%	3,059	—%	2,990	—%	2,962	—%
Total investment securities, at fair value	$1,351,153	100%	$1,422,391	100%	$1,474,064	100%	$1,474,176	100%	$1,485,133	100%
Investment securities to total assets	10.8%		11.0%		11.3%		11.5%		12.1%
Unrealized loss on available-for-sale debt securities	$(265,048)		$(226,013)		$(207,265)		$(234,388)		$(258,614)

Sources of liquidity
Current on-balance sheet:
Cash and cash equivalents	$848,318	63%	$1,160,354	80%	$1,319,951	82%	$1,027,052	78%	$618,290	69%
Unpledged available-for-sale debt securities	494,582	37%	281,098	20%	286,169	18%	280,165	21%	268,424	30%
Equity securities, at fair value	2,934	—%	3,031	—%	3,059	—%	2,990	1%	2,962	1%
Total on-balance sheet liquidity	$1,345,834	100%	$1,444,483	100%	$1,609,179	100%	$1,310,207	100%	$889,676	100%

Available sources of liquidity:
Unsecured borrowing capacity(a)	$3,371,911	50%	$3,332,710	52%	$3,755,059	55%	$3,595,812	52%	$3,376,027	55%
FHLB remaining borrowing capacity	1,005,295	15%	548,052	9%	473,160	7%	829,959	12%	408,874	7%
Federal Reserve discount window	2,398,285	35%	2,476,347	39%	2,548,886	38%	2,470,000	36%	2,378,820	38%
Total available sources of liquidity	$6,775,491	100%	$6,357,109	100%	$6,777,105	100%	$6,895,771	100%	$6,163,721	100%

On-balance sheet liquidity as a percentage of total assets	10.8%		11.2%		12.3%		10.2%		7.26%
On-balance sheet liquidity as a percentage of total tangible assets*	11.0%		11.4%		12.5%		10.4%		7.41%
On-balance sheet liquidity and available sources of liquidity as a percentage of estimated uninsured and uncollateralized deposits(b)	264.7%		258.9%		257.5%		230.0%		210.4%
(a) Includes capacity available per internal policy in the form of brokered deposits and unsecured lines of credit.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

FB Financial Corporation	11

Loan Portfolio
(Unaudited)
(Dollars in Thousands)

	As of
	Sep 2023	% of Total	Jun 2023	% of Total	Mar 2023	% of Total	Dec 2022	% of Total	Sep 2022	% of Total
Loan portfolio
Commercial and industrial	$1,667,857	18%	$1,693,572	18%	$1,671,398	18%	$1,645,783	18%	$1,534,159	17%
Construction	1,532,306	16%	1,636,970	18%	1,697,513	18%	1,657,488	18%	1,679,497	18%
Residential real estate:
1-to-4 family mortgage	1,553,096	17%	1,548,614	17%	1,562,503	17%	1,573,121	17%	1,545,252	17%
Residential line of credit	517,082	6%	507,652	5%	497,391	5%	496,660	5%	460,774	5%
Multi-family mortgage	501,323	5%	518,025	6%	489,379	5%	479,572	5%	394,366	4%
Commercial real estate:
Owner-occupied	1,206,351	13%	1,158,782	12%	1,136,978	12%	1,114,580	12%	1,158,343	13%
Non-owner occupied	1,911,913	21%	1,881,978	20%	1,939,517	21%	1,964,010	21%	1,954,219	22%
Consumer and other	397,297	4%	380,431	4%	371,317	4%	366,998	4%	378,406	4%
Total loans HFI	$9,287,225	100%	$9,326,024	100%	$9,365,996	100%	$9,298,212	100%	$9,105,016	100%
Percentage of loans HFI portfolio with variable interest rates		47.6%		47.0%		46.5%		46.7%		47.2%
Percentage of loans HFI portfolio with variable interest rates that mature after one year		40.6%		40.6%		40.1%		40.5%		41.7%

Loans by market
Metropolitan	$7,691,944	83%	$7,718,424	83%	$7,777,346	83%	$7,710,999	83%	$7,496,090	83%
Community	649,269	7%	653,335	7%	668,192	7%	670,043	7%	669,810	7%
Specialty lending and other	946,012	10%	954,265	10%	920,458	10%	917,170	10%	939,116	10%
Total	$9,287,225	100%	$9,326,024	100%	$9,365,996	100%	$9,298,212	100%	$9,105,016	100%

Unfunded loan commitments
Commercial and industrial	$1,309,390	41%	$1,168,506	37%	$1,125,810	34%	$1,026,078	29%	$1,062,657	29%
Construction	922,219	30%	1,142,982	36%	1,340,193	40%	1,639,015	46%	1,696,733	45%
Residential real estate:
1-to-4 family mortgage	946	—%	794	—%	670	—%	829	—%	868	—%
Residential line of credit	685,597	22%	675,647	21%	663,291	20%	655,090	18%	640,834	18%
Multi-family mortgage	21,951	1%	4,972	—%	6,310	—%	17,092	1%	28,407	1%
Commercial real estate:
Owner-occupied	52,975	2%	50,927	2%	48,063	1%	41,954	1%	63,457	2%
Non-owner occupied	93,910	3%	104,201	3%	119,239	4%	145,208	4%	136,163	4%
Consumer and other	24,886	1%	23,306	1%	25,787	1%	26,634	1%	30,358	1%
Total unfunded loans HFI	$3,111,874	100%	$3,171,335	100%	$3,329,363	100%	$3,551,900	100%	$3,659,477	100%

FB Financial Corporation	12

Asset Quality
(Unaudited)
(Dollars in Thousands)
	As of or for the Three Months Ended
	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Sep 2022
Allowance for credit losses on loans HFI roll forward summary
Allowance for credit losses on loans HFI at the beginning of the period	$140,664	$138,809	$134,192	$134,476	$126,272
Charge-offs	(796)	(892)	(767)	(1,273)	(461)
Recoveries	235	172	387	837	476
Provision for credit losses on loans HFI	6,031	2,575	4,997	152	8,189
Allowance for credit losses on loans HFI at the end of the period	$146,134	$140,664	$138,809	$134,192	$134,476
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.57%	1.51%	1.48%	1.44%	1.48%
Allowance for credit losses on unfunded commitments	$11,600	$14,810	$18,463	$22,969	$23,577
Charge-offs
Commercial and industrial	$(154)	$(11)	$(46)	$(332)	$—
Residential real estate:
1-to-4 family mortgage	(4)	(16)	(16)	(34)	(20)
Commercial real estate:
Owner occupied	—	(144)	—	(15)	—
Non-owner occupied	—	—	—	(268)	—
Consumer and other	(638)	(721)	(705)	(624)	(441)
Total charge-offs	(796)	(892)	(767)	(1,273)	(461)
Recoveries
Commercial and industrial	112	13	67	679	342
Construction	—	10	—	—	—
Residential real estate:
1-to-4 family mortgage	16	25	15	15	13
Residential line of credit	1	—	—	—	—
Commercial real estate:
Owner occupied	13	16	66	12	51
Consumer and other	93	108	239	131	70
Total recoveries	235	172	387	837	476
Net (charge-offs) recoveries	$(561)	$(720)	$(380)	$(436)	$15
Net charge-offs as a percentage of average loans HFI	0.02%	0.03%	0.02%	0.02%	0.00%
Nonperforming assets
Loans past due 90 days or more and accruing interest	$11,649	$12,247	$12,580	$18,415	$16,002
Nonaccrual loans	42,878	31,885	32,900	27,431	26,625
Total nonperforming loans HFI	54,527	44,132	45,480	45,846	42,627
Commercial loans held for sale	9,260	9,267	9,278	9,289	—
Mortgage loans held for sale(a)	22,074	20,225	20,528	26,211	26,485
Other real estate owned	1,504	1,974	4,085	5,794	5,919
Other repossessed assets	1,300	883	498	351	639
Total nonperforming assets	$88,665	$76,481	$79,869	$87,491	$75,670
Total nonperforming loans HFI as a percentage of loans HFI	0.59%	0.47%	0.49%	0.49%	0.47%
Total nonperforming assets as a percentage of total assets	0.71%	0.59%	0.61%	0.68%	0.62%
Total nonaccrual loans as a percentage of loans HFI	0.46%	0.34%	0.35%	0.30%	0.29%
(a) Represents optional right to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days.

FB Financial Corporation	13

Selected Deposit Data
(Unaudited)
(Dollars in Thousands)

	As of
	Sep 2023		Jun 2023		Mar 2023		Dec 2022		Sep 2022
Deposits by market
Metropolitan	$7,481,006	70%	$7,753,724	71%	$8,075,721	72%	$7,813,089	72%	$6,939,490	69%
Community	2,571,667	24%	2,499,013	23%	2,756,700	25%	2,671,326	25%	2,584,629	26%
Brokered/wholesale	174,920	2%	238,885	2%	251	—%	750	—%	1,002	—%
Escrow and other(a)	411,475	4%	380,633	4%	350,243	3%	370,669	3%	480,961	5%
Total	$10,639,068	100%	$10,872,255	100%	$11,182,915	100%	$10,855,834	100%	$10,006,082	100%

Deposits by customer segment
Consumer	$4,893,792	46%	$4,918,641	45%	$5,028,364	45%	$4,985,544	46%	$4,621,364	46%
Commercial	4,126,424	39%	4,029,376	37%	3,767,743	34%	3,796,698	35%	3,759,057	38%
Public	1,618,852	15%	1,924,238	18%	2,386,808	21%	2,073,592	19%	1,625,661	16%
Total	$10,639,068	100%	$10,872,255	100%	$11,182,915	100%	$10,855,834	100%	$10,006,082	100%

Estimated insured or collateralized deposits	$7,570,639		$7,858,761		$7,926,537		$7,288,641		$6,653,463

Estimated uninsured and uncollateralized deposits(b)	$3,068,429		$3,013,494		$3,256,378		$3,567,193		$3,352,619

Estimated uninsured and uncollateralized deposits as a % of total deposits(b)	28.8%		27.7%		29.1%		32.9%		33.5%
(a) Includes deposits related to escrow balances from mortgage and specialty lending servicing portfolios and treasury/other deposits.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(Dollars in Thousands)

Computation of Tangible Common Equity to Tangible Assets:	September 30, 2023	December 31, 2022

Total Common Shareholders' Equity	$1,372,901	$1,325,425
Less:
Goodwill	242,561	242,561
Other intangibles	9,549	12,368
Tangible Common Equity	$1,120,791	$1,070,496

Total Assets	$12,489,631	$12,847,756
Less:
Goodwill	242,561	242,561
Other intangibles	9,549	12,368
Tangible Assets	$12,237,521	$12,592,827

Preliminary Total Risk-Weighted Assets	$11,406,276	$11,668,205

Total Common Equity to Total Assets	11.0%	10.3%
Tangible Common Equity to Tangible Assets*	9.16%	8.50%

	September 30, 2023	December 31, 2022
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$1,350,228	$1,285,386
Tier 1 Capital	1,380,228	1,315,386
Total Capital	1,608,166	1,528,344

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	11.8%	11.0%
Tier 1 Risk-Based	12.1%	11.3%
Total Risk-Based	14.1%	13.1%
Tier 1 Leverage	11.0%	10.5%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

FB Financial Corporation	15

Segment Data
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Sep 2022
Banking segment
Net interest income	$100,926	$101,543	$103,660	$110,498	$111,384
Provisions for credit losses	2,821	(1,078)	491	(456)	11,367
Noninterest (loss) income	(4,031)	11,480	11,493	8,345	10,293
Other noninterest expense	70,974	67,653	68,350	66,926	65,886
Pre-tax net contribution after allocations	$23,100	$46,448	$46,312	$52,373	$44,424
Total assets	$11,900,598	$12,302,812	$12,530,039	$12,228,451	$11,648,610
Intracompany funding income included in net interest income	4,033	4,319	3,931	4,247	4,143
Core efficiency ratio*	59.2%	58.8%	59.6%	54.7%	53.8%
Mortgage segment
Net interest income	$—	$—	$—	$—	$—
Mortgage banking income	11,998	12,232	12,086	9,106	12,384
Other noninterest income	75	101	(230)	18	(85)
Other noninterest expense	12,023	13,639	12,090	13,304	15,961
Pre-tax net contribution (loss) after allocations	$50	$(1,306)	$(234)	$(4,180)	$(3,662)
Total assets	$589,033	$584,583	$571,108	$619,305	$609,472
Intracompany funding expense included in net interest income	4,033	4,319	3,931	4,247	4,143
Core efficiency ratio*	99.6%	106.9%	98.4%	145.4%	128.9%
Interest rate lock commitments volume	$373,068	$402,951	$375,042	$281,650	$408,879
Interest rate lock commitments pipeline (period end)	$112,810	$135,374	$157,213	$118,313	$188,430
Mortgage loan sales	$325,322	$330,326	$332,307	$266,834	$569,655
Gains and fees from origination and sale of mortgage loans held for sale	$8,941	$7,994	$8,146	$8,967	$11,085
Net change in fair value of loans held for sale, derivatives, and other	(582)	874	(421)	(2,270)	(2,460)
Mortgage servicing income	7,363	7,586	7,768	7,264	8,104
Change in fair value of mortgage servicing rights, net of hedging	(3,724)	(4,222)	(3,407)	(4,855)	(4,345)
Total mortgage banking income	$11,998	$12,232	$12,086	$9,106	$12,384
Mortgage sale margin(a)	2.75%	2.42%	2.45%	3.36%	1.95%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	16

Non-GAAP Reconciliations
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended					Nine Months Ended
Adjusted net income	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Sep 2022	Sep 2023	Sep 2022
Income before income taxes	$23,150	$45,142	$46,078	$48,193	$40,762	$114,370	$111,381
Plus early retirement and severance costs	4,809	1,426	—	—	—	6,235	—
Plus mortgage restructuring expense	—	—	—	—	—	—	12,458
Less loss from securities, net	(14,197)	—	—	—	—	(14,197)	—
Less other non-operating items(1)	(7)	525	910	(2,562)	(387)	1,428	(2,571)
Adjusted pre-tax net income	42,163	46,043	45,168	50,755	41,149	133,374	126,410
Income tax expense, adjusted for items above	8,930	10,070	9,460	10,710	9,032	28,460	28,878
Adjusted net income	$33,233	$35,973	$35,708	$40,045	$32,117	$104,914	$97,532
Weighted average common shares outstanding - fully diluted	46,856,422	46,814,854	46,765,154	47,036,742	47,024,611	46,802,543	47,315,100
Adjusted diluted earnings per common share
Diluted earnings per common share	$0.41	$0.75	$0.78	$0.81	$0.68	$1.94	$1.83
Plus early retirement and severance costs	0.10	0.03	—	—	—	0.13	—
Plus mortgage restructuring expense	—	—	—	—	—	—	0.26
Less loss from securities, net	(0.30)	—	—	—	—	(0.30)	—
Less other non-operating items	—	0.01	0.02	(0.05)	—	0.03	(0.05)
Less tax effect	0.10	—	—	0.01	—	0.10	0.08
Adjusted diluted earnings per common share	$0.71	$0.77	$0.76	$0.85	$0.68	$2.24	$2.06
(1) The following table presents amounts included in "other non-operating items" for each of the periods presented:
	Three Months Ended					Nine Months Ended
Other non-operating items:	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Sep 2022	Sep 2023	Sep 2022
Gain on sales or write-downs of other real estate owned and other assets	$—	$533	$—	$—	$—	$533	$—
(Loss) gain from changes in fair value of commercial loans held for sale acquired in previous business combination	(7)	(8)	910	(2,562)	(387)	895	(2,571)
Total other non-operating items	$(7)	$525	$910	$(2,562)	$(387)	$1,428	$(2,571)

	Three Months Ended					Nine Months Ended
Adjusted pre-tax pre-provision earnings	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Sep 2022	Sep 2023	Sep 2022
Income before income taxes	$23,150	$45,142	$46,078	$48,193	$40,762	$114,370	$111,381
Plus provisions for credit losses	2,821	(1,078)	491	(456)	11,367	2,234	19,438
Pre-tax pre-provision earnings	25,971	44,064	46,569	47,737	52,129	116,604	130,819
Plus early retirement and severance costs	4,809	1,426	—	—	—	6,235	—
Plus mortgage restructuring expense	—	—	—	—	—	—	12,458
Less loss from securities, net	(14,197)	—	—	—	—	(14,197)	—
Less other non-operating items	(7)	525	910	(2,562)	(387)	1,428	(2,571)
Adjusted pre-tax pre-provision earnings	$44,984	$44,965	$45,659	$50,299	$52,516	$135,608	$145,848

FB Financial Corporation	17

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended					Nine Months Ended
Adjusted tangible net income	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Sep 2022	Sep 2023	Sep 2022
Income before income taxes	$23,150	$45,142	$46,078	$48,193	$40,762	$114,370	$111,381
Plus early retirement and severance costs	4,809	1,426	—	—	—	6,235	—
Plus mortgage restructuring expense	—	—	—	—	—	—	12,458
Less loss from securities, net	(14,197)	—	—	—	—	(14,197)	—
Less other non-operating items	(7)	525	910	(2,562)	(387)	1,428	(2,571)
Plus amortization of core deposit and other intangibles	889	940	990	1,039	1,108	2,819	3,546
Less income tax expense, adjusted for items above	9,161	10,315	9,718	10,980	9,321	29,194	29,802
Adjusted tangible net income	$33,891	$36,668	$36,440	$40,814	$32,936	$106,999	$100,154

FB Financial Corporation	18

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Nine Months Ended
Core efficiency ratio (tax-equivalent basis)	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Sep 2022	Sep 2023	Sep 2022
Total noninterest expense	$82,997	$81,292	$80,440	$80,230	$81,847	$244,729	$268,116
Less early retirement and severance costs	4,809	1,426	—	—	—	6,235	—
Less mortgage restructuring expense	—	—	—	—	—	—	12,458
Core noninterest expense	$78,188	$79,866	$80,440	$80,230	$81,847	$238,494	$255,658
Net interest income (tax-equivalent basis)	$101,762	$102,383	$104,493	$111,279	$112,145	$308,638	$304,003
Total noninterest income	8,042	23,813	23,349	17,469	22,592	55,204	97,198
Less (loss) gain from changes in fair value of commercial loans held for sale acquired in previous business combination	(7)	(8)	910	(2,562)	(387)	895	(2,571)
Less gain (loss) on sales or write-downs of other real estate owned and other assets	115	533	(183)	(252)	429	465	(13)
Less (loss) gain from securities, net	(14,197)	(28)	69	25	(140)	(14,156)	(401)
Core noninterest income	22,131	23,316	22,553	20,258	22,690	68,000	100,183
Core revenue (tax-equivalent basis)	$123,893	$125,699	$127,046	$131,537	$134,835	$376,638	$404,186
Efficiency ratio(a)	76.2%	64.8%	63.3%	62.7%	61.1%	67.7%	67.2%
Core efficiency ratio (tax-equivalent basis)	63.1%	63.5%	63.3%	61.0%	60.7%	63.3%	63.3%
(a) Efficiency ratio is calculated by dividing reported noninterest expense by reported total revenue.

FB Financial Corporation	19

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Nine Months Ended
Banking segment core efficiency ratio (tax equivalent)	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Sep 2022	Sep 2023	Sep 2022
Banking segment noninterest expense	$70,974	$67,653	$68,350	$66,926	$65,886	$206,977	$184,790
Less early retirement and severance costs	4,809	1,001	—	—	—	5,810	—
Banking segment core noninterest expense	$66,165	$66,652	$68,350	$66,926	$65,886	$201,167	$184,790
Banking segment net interest income	100,926	101,543	103,660	110,498	111,384	306,129	301,739
Banking segment net interest income (tax-equivalent basis)	101,762	102,383	104,493	111,279	112,145	308,638	304,005
Banking segment noninterest (loss) income	(4,031)	11,480	11,493	8,345	10,293	18,942	32,975
Less (loss) gain from changes in fair value of commercial loans held for sale acquired in previous business combination	(7)	(8)	910	(2,562)	(387)	895	(2,571)
Less gain (loss) on sales or write-downs of other real estate owned and other assets	119	558	249	(228)	514	926	238
Less (loss) gain from securities, net	(14,197)	(28)	69	25	(140)	(14,156)	(401)
Banking segment core noninterest income	10,054	10,958	10,265	11,110	10,306	31,277	35,709
Banking segment total revenue	$96,895	$113,023	$115,153	$118,843	$121,677	$325,071	$334,714
Banking segment total core revenue (tax-equivalent basis)	$111,816	$113,341	$114,758	$122,389	$122,451	$339,915	$339,714
Banking segment efficiency ratio	73.2%	59.9%	59.4%	56.3%	54.1%	63.7%	55.2%
Banking segment core efficiency ratio (tax-equivalent basis)	59.2%	58.8%	59.6%	54.7%	53.8%	59.2%	54.4%

	Three Months Ended					Nine Months Ended
Mortgage segment core efficiency ratio (tax-equivalent)	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Sep 2022	Sep 2023	Sep 2022
Mortgage segment noninterest expense	$12,023	$13,639	$12,090	$13,304	$15,961	$37,752	$83,326
Less severance costs	—	425	—	—	—	425	—
Less mortgage restructuring expense	—	—	—	—	—	—	12,458
Mortgage segment core noninterest expense	$12,023	$13,214	$12,090	$13,304	$15,961	$37,327	$70,868
Mortgage segment net interest income	—	—	—	—	—	—	(2)
Mortgage segment noninterest income	12,073	12,333	11,856	9,124	12,299	36,262	64,223
Less loss on sales or write- downs of other real estate owned	(4)	(25)	(432)	(24)	(85)	(461)	(251)
Mortgage segment core noninterest income	12,077	12,358	12,288	9,148	12,384	36,723	64,474
Mortgage segment total revenue	$12,073	$12,333	$11,856	$9,124	$12,299	$36,262	$64,221
Mortgage segment core total revenue	$12,077	$12,358	$12,288	$9,148	$12,384	$36,723	$64,472
Mortgage segment efficiency ratio	99.6%	110.6%	102.0%	145.8%	129.8%	104.1%	129.7%
Mortgage segment core efficiency ratio (tax-equivalent basis)	99.6%	106.9%	98.4%	145.4%	128.9%	101.6%	109.9%

FB Financial Corporation	20

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of
Tangible assets, common equity and related measures	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Sep 2022
Tangible assets
Total assets	$12,489,631	$12,887,395	$13,101,147	$12,847,756	$12,258,082
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	9,549	10,438	11,378	12,368	13,407
Tangible assets	$12,237,521	$12,634,396	$12,847,208	$12,592,827	$12,002,114
Tangible common equity
Total common shareholders' equity	$1,372,901	$1,386,951	$1,369,696	$1,325,425	$1,281,161
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	9,549	10,438	11,378	12,368	13,407
Tangible common equity	$1,120,791	$1,133,952	$1,115,757	$1,070,496	$1,025,193
Less accumulated other comprehensive loss, net	(192,398)	(163,407)	(149,566)	(169,433)	(187,440)
Adjusted tangible common equity	$1,313,189	$1,297,359	$1,265,323	$1,239,929	$1,212,633
Common shares outstanding	46,839,159	46,798,751	46,762,626	46,737,912	46,926,377
Book value per common share	$29.31	$29.64	$29.29	$28.36	$27.30
Tangible book value per common share	$23.93	$24.23	$23.86	$22.90	$21.85
Adjusted tangible book value per common share	$28.04	$27.72	$27.06	$26.53	$25.84
Total common shareholders' equity to total assets	11.0%	10.8%	10.5%	10.3%	10.5%
Tangible common equity to tangible assets	9.16%	8.98%	8.68%	8.50%	8.54%
On-balance sheet liquidity:
Cash and cash equivalents	$848,318	$1,160,354	$1,319,951	$1,027,052	$618,290
Unpledged securities	494,582	281,098	286,169	280,165	268,424
Equity securities, at fair value	2,934	3,031	3,059	2,990	2,962
Total on-balance sheet liquidity	$1,345,834	$1,444,483	$1,609,179	$1,310,207	$889,676
On-balance sheet liquidity as a percentage of total assets	10.8%	11.2%	12.3%	10.2%	7.26%
On-balance sheet liquidity as a percentage of total tangible assets	11.0%	11.4%	12.5%	10.4%	7.41%

FB Financial Corporation	21

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Nine Months Ended
Adjusted return on average tangible common equity and related measures	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Sep 2022	Sep 2023	Sep 2022
Average common shareholders' equity	$1,393,253	$1,376,818	$1,343,227	$1,294,758	$1,336,143	$1,371,278	$1,368,025
Less average goodwill	242,561	242,561	242,561	242,561	242,561	242,561	242,561
Less average intangibles, net	10,011	10,913	11,862	12,865	13,953	10,922	15,149
Average tangible common equity	$1,140,681	$1,123,344	$1,088,804	$1,039,332	$1,079,629	$1,117,795	$1,110,315
Net income	$19,175	$35,299	$36,381	$38,143	$31,831	$90,855	$86,412
Return on average common equity	5.46%	10.3%	11.0%	11.7%	9.45%	8.86%	8.45%
Return on average tangible common equity	6.67%	12.6%	13.6%	14.6%	11.7%	10.9%	10.4%
Adjusted tangible net income	$33,891	$36,668	$36,440	$40,814	$32,936	$106,999	$100,154
Adjusted return on average tangible common equity	11.8%	13.1%	13.6%	15.6%	12.1%	12.8%	12.1%

	Three Months Ended					Nine Months Ended
Adjusted return on average assets, common equity and related measures	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Sep 2022	Sep 2023	Sep 2022
Net income	$19,175	$35,299	$36,381	$38,143	$31,831	$90,855	$86,412
Average assets	12,557,158	12,826,449	12,861,614	12,446,027	12,038,115	12,747,546	12,360,940
Average common equity	1,393,253	1,376,818	1,343,227	1,294,758	1,336,143	1,371,278	1,368,025
Return on average assets	0.61%	1.10%	1.15%	1.22%	1.05%	0.95%	0.93%
Return on average common equity	5.46%	10.3%	11.0%	11.7%	9.45%	8.86%	8.45%
Adjusted net income	$33,233	$35,973	$35,708	$40,045	$32,117	$104,914	$97,532
Adjusted return on average assets	1.05%	1.12%	1.13%	1.28%	1.06%	1.10%	1.05%
Adjusted return on average common equity	9.46%	10.5%	10.8%	12.3%	9.54%	10.2%	9.53%
Adjusted pre-tax pre-provision earnings	$44,984	$44,965	$45,659	$50,299	$52,516	$135,608	$145,848
Adjusted pre-tax pre-provision return on average assets	1.42%	1.41%	1.44%	1.60%	1.73%	1.42%	1.58%

FB Financial Corporation	22